UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 14, 2016

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See discussion under Item 2.01 below.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On October 14, 2016, ADDvantage Technologies Group, Inc. (the “Company”) acquired substantially all the net assets of Triton Miami, Inc. (“Triton”), a provider of new and refurbished enterprise networking products.  Under the terms of the Asset Purchase Agreement, ADDvantage purchased Triton's assets for $6.5 million in cash, $2.0 million of deferred payments over the next three years, and an earnout over the next three years.  All members of the Triton management team are expected to stay with the company and remain in the same roles as Triton will operate as a standalone subsidiary of ADDvantage.  Prior to the transaction, there was no material relationship between any of such persons and the Company or any of its affiliates or any director or officer of the Company or any associate of any such director or officer.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit 2.1 Exhibit 99.1
Asset Purchase Agreement among Triton Miami, Inc., Ross Himber, Bruce Tappen, and Kevin Sadovnik and ADDvantage Triton, LLC dated as of October 14, 2016.

Press Release dated October 19, 2016 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.
Date: October 20, 2016
By: /s/ Scott Francis
Scott Francis
Vice-President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1 99.1
Asset Purchase Agreement among Triton Miami, Inc., Ross Himber, Bruce Tappen, and Kevin Sadovnik and ADDvantage Triton, LLC dated as of October 14, 2016.

Press Release dated October 19, 2016 issued by the Company.